CENTURY CAPITAL MANAGEMENT TRUST


                        SUPPLEMENT DATED OCTOBER 10, 2006
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2006


     This prospectus supplement supersedes and replaces the supplement dated July 20, 2006 to the prospectus dated February 28, 2006.

     In the section of the prospectus entitled "CENTURY SMALL CAP SELECT FUND - PRINCIPAL INVESTMENT STRATEGIES" the second paragraph is replaced with the following:

     Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of small cap companies (or in investments related to such securities). The Adviser considers small cap companies to be those with market capitalizations, at the time of the Fund's investment, not exceeding the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period. The average weighted market capitalization of the Fund's portfolio will not exceed the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE


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                        CENTURY CAPITAL MANAGEMENT TRUST

                        SUPPLEMENT DATED OCTOBER 10, 2006
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006


     In the section "INVESTMENT RESTRICTIONS - CENTURY SMALL CAP SELECT FUND", the following paragraph is added:

     The Fund has adopted a non-fundamental investment policy pursuant to which the average weighted market capitalization of the Fund will not exceed the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE